
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Name of Issuer                 Security      Name of Selling    Other Members   Nature of      Purchase  Underwriting   Total
                               Description   Syndicate Member   In Syndicate    Underwriting     Price   Compensation  Offering
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
Community Health Systems, Inc  High Yield Bond JP Morgan       SEE NEXT TAB  Competitive Bidding $100.00   2.00%  $ 300,000,000.00
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Las Vegas Sands Corp (due 2015)High Yield Bond Goldman Sachs   SEE NEXT TAB  Competitive Bidding $99.09    1.15%  $ 250,000,000.00
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Host Marriott                  High Yield Bond Goldman Sachs   SEE NEXT TAB  Competitive Bidding $10.00    1.50%  $ 650,000,000.00
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Levi (Floating Rate Note)      High Yield Bond Bank of America SEE NEXT TAB  Competitive Bidding $100.00   2.00%  $ 380,000,000.00
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HCA Inc 6 3/8 (due 01/15/15)   High Yield Bond JP Morgan       SEE NEXT TAB  Competitive Bidding $99.67    1.25%  $ 750,000,000.00
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SunGard Data Systems Inc.      High Yield Bond Deutsche Bank   SEE NEXT TAB  Negotiated Purchase $100.00   0.23% $1,600,000,000.00
(due 08/15/13)--------------------------------------------------------------------------------------------------------------------
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Nell AF SARL                   High Yield Bond Merrill Lynch   SEE NEXT TAB  Negotiated Purchase $100.00   2.75%  $ 615,000,000.00
(Senior Notes mat=8/15/15)--------------------------------------------------------------------------------------------------------
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Dresser-Rand Group Inc         High Yield Bond Morgan Stanley  SEE NEXT TAB  Competitive Bidding $100.00   2.50%  $ 420,000,000.00
(mat=11/1/2014)-------------------------------------------------------------------------------------------------------------------
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MGM Mirage (mat=09/01/2012)    High Yield Bond Bank of America SEE NEXT TAB  Competitive Bidding $100.00   0.65%  $ 550,000,000.00
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

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Name of Issuer                 Amount to be  FUND Purchase   Trade    Total Assets   Sum Of Actual    FIRMPurchase        CUSIP
                               Purchased by  as % of Total   Date      of Fund*      Amount Received  as of Total
                               Fund          Offering                                (All Citi)       Offering (<25%)
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
Community Health Systems, Inc  $ 250,000.00    0.08%     12/09/04   $ 117,668,336.00   $ 9,382,000.00     3.13%          203668AB4
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Las Vegas Sands Corp (due 2015)$ 425,000.00    0.17%     02/03/05   $ 117,936,071.00  $ 40,000,000.00    16.00%          517834AA5
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Host Marriott                  $ 25,000.00     0.00%     03/03/05   $ 124,998,338.00  $ 17,665,000.00     2.72%          44108EAX6
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Levi (Floating Rate Note)      $ 125,000.00    0.03%     03/07/05   $ 125,506,586.00  $ 14,000,000.00     3.68%          52736RAS1
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HCA Inc 6 3/8 (due 01/15/15)   $ 225,000.00    0.03%     11/16/04   $ 113,788,112.00  $ 20,000,000.00     2.67%          404119AP4
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SunGard Data Systems Inc.      $ 175,000.00    0.01%     07/27/05   $ 132,994,896.00  $ 16,450,000.00     1.03%          867363AF0
(due 08/15/13)--------------------------------------------------------------------------------------------------------------------
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Nell AF SARL                   $ 300,000.00    0.05%     08/04/05   $ 132,314,439.00  $ 15,420,000.00     2.51%          64016AAA3
(Senior Notes mat=8/15/15) -------------------------------------------------------------------------------------------------------
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Dresser-Rand Group Inc         $ 125,000.00    0.03%     10/14/04   $ 110,596,739.00  $ 8,610,000.00      2.05%          261608AA1
(mat=11/1/2014)-------------------------------------------------------------------------------------------------------------------
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MGM Mirage (mat=09/01/2012)    $ 675,000.00    0.12%     08/11/04   $ 108,702,231.00  $ 54,750,000.00     9.95%          552953AK7
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

*Note: As of the transaction date. Includes accrued interest.


**PLEASE NOTE THAT ALL ISSUERS PASSED THE 3 YEAR TEST**



SCHEDULE 1
10F-3 REPORT
Great West - Maxim Salomon High Yield Bond Portfolio -
Syndicate Reporting Supplement
August 1st, 2004 through October 31st, 2005


Issuer                                Trade Date   Joint / Lead Manager(s)       Co-Manager(s)                    Selling Group
------                                -----------  ----------------------        -------------                     -------------
Community Health Systems, Inc         12/09/04     JP Morgan Securities          Banc of America Securities LLC         N/A
                                                                                 Citigroup
                                                                                 Goldman Sachs & Co
                                                                                 Keybanc Capital Markets
                                                                                 Merrill Lynch & Co
                                                                                 Natcity Investments
                                                                                 Raymond James & Associates Inc
                                                                                 SunTrust Robinson Humphrey
                                                                                 Wachovia Securities Inc

Las Vegas Sands Corp (due 2015)       02/03/05     Goldman Sachs & Co            Citigroup                              N/A
                                                                                 JP Morgan Securities
                                                                                 Lehman Brothers
                                                                                 Merrill Lynch & Co
                                                                                 Scotia Capital Inc
                                                                                 UBS Financial Services Inc.

Host Marriott                         03/03/05     Citigroup                     Banc of America Securities LLC         N/A
                                                   Deutsche Bank Securities Inc  Bank of New York Securities
                                                   Goldman Sachs & Co            Bear Stearns & Co Inc
                                                                                 Calyon New York
                                                                                 RBS Securities Corp
                                                                                 Scotia Capital Inc
                                                                                 Societe Generale
                                                                                 Wachovia Securities Inc

Levi (Floating Rate Note)             03/07/05    Banc of America Securities LLC Bear Stearns & Co Inc                  N/A
                                                  Citigroup                      Credit Suisse First Boston Corp
                                                  Goldman Sachs & Co
                                                  JP Morgan
                                                  Scotia Capital Inc

HCA Inc 6 3/8 (due 01/15/15)          11/16/04    JP Morgan Securities           Banc of America Securities LLC         N/A
                                                  Merrill Lynch & Co             BNY Capital Markets
                                                                                 Calyon Securities USA Inc
                                                                                 Citigroup
                                                                                 Deutsche Bank Securities Inc
                                                                                 Keybanc Capital Markets
                                                                                 Mizuho International PLC
                                                                                 Scotia Capital Inc
                                                                                 Suntrust Capital Markets
                                                                                 Wachovia Capital Markets

SunGard Data Systems Inc.             07/27/05    Citigroup                      RBC Capital Markets                    N/A
(due 08/15/13)                                    Deutsche Bank Securities Inc   BNY Capital Markets, Inc.
                                                  Goldman Sachs & Co
                                                  JP Morgan Securities
                                                  Morgan Stanley
                                                  Banc of America Securities LLC

Nell AF SARL                          08/04/05    Credit Suisse First Boston(Eur) ABNeAmro                              N/A
(Senior Notes mat=8/15/15)                        Merrill Lynch International Ltd Citigroup Global Markets Ltd
                                                                                  Deutsche Bank AG London

Dresser-Rand Group Inc                10/14/04    Morgan Stanley                 Bear Stearns & Co Inc                  N/A
(mat=11/ 1/2014)                                  Citigroup                      Natexis Banque
                                                  UBS

MGM Mirage (mat=09/01/2012)           08/11/04    Banc of America Securities LLC Barclays Capital                       N/A
                                                  Citigroup                      BNP Paribas
                                                                                 CIBC World Markets
                                                                                 Commerzbank AG
                                                                                 Deutsche Bank Securities Inc
                                                                                 JP Morgan
                                                                                 Keybanc Capital Markets
                                                                                 Piper Jaffray & Co
                                                                                 Scotia Capital Inc
                                                                                 Wachovia Securities Inc
                                                                                 Wells Fargo Brokerage Services LLC
